EXHIBIT 10.10


                                                                           FINAL

                                      LEASE

                                 BY AND BETWEEN


                               JIMLEW CAPITAL, LLC


                                  ("LANDLORD")


                                       AND


                               TEL-SAVE.COM, INC.

                                   ("TENANT")



                                 January 5, 1999



                                Property Address:

                                 6805 Route 202
                      Solebury Township, Pennsylvania 18963





                                                                 Arnold & Porter

                                                                           FINAL


                                      LEASE

                  THIS LEASE is made as of this 5th day of January, 1999, by and between JIMLEW CAPITAL, LLC, a Delaware limited liability company ("Landlord"), and TEL-SAVE.COM, INC., a Delaware corporation ("Tenant").

                                   WITNESSETH:

                  1. PREMISES AND IMPROVEMENTS.

                     A. Landlord  does hereby lease and demise unto Tenant,  and
Tenant does hereby lease from Landlord, that certain space (the "Premises") that Tel-Save.com, Inc. is currently occupying in the building (the "Building") located at 6802 Route 202, Solebury Township, Bucks County, Pennsylvania, on certain land (the "Land") described in Exhibit A attached hereto and incorporated herein (which Premises include all of the second, mezzanine and third floors of the Building as well as a portion of the first floor of the Building), along with the right to non-exclusive access and use of all common areas of the Building, and the exclusive right to use or permit the use of all or any portion of the roof of the Building for any purpose, all upon the terms and conditions hereinafter set forth. Tenant accepts the Premises in "as is" condition and Tenant's (or its permitted subtenant's) continued occupancy of the Premises shall be deemed an acknowledgment that the Premises are in good and tenantable order. Landlord warrants that it has the right to enter this Lease for the term hereinafter provided. Landlord covenants that if Tenant pays the Monthly Base Rent, Additional Rent and all other charges provided for herein, performs all of its obligations provided for hereunder and observes all of the other provisions hereof, subject to all applicable notice and cure periods, Tenant shall at all times during the Term peaceably and quietly have, hold and enjoy the Premises, without interruption or disturbance from Landlord, or anyone claiming through or under Landlord, subject to the terms of this Lease.

                     B. On or before January 1, 2000, the Premises shall be adjusted to total approximately 10,000 square feet, in a location which shall be designated by Tenant and approved by Landlord in its reasonable discretion. All other terms of this Lease shall remain in full force and effect unless otherwise noted.

                  2. TERM AND COMMENCEMENT OF TERM. This Lease shall be in full force and effect from the date first written above. The term of this Lease (the "Term") shall commence on the Commencement Date (as hereinafter defined) and shall expire sixty (60) months thereafter unless otherwise extended or terminated in accordance with the terms hereof. The Commencement Date shall be the date the Property is deeded from Tel-Save, Inc. to Landlord ("closing date"). In the event the Commencement Date is a date other than the first day of a calendar month, the Term shall run for the number of months set forth above from the first day of the calendar month following the Commencement Date. Landlord and Tenant hereby agree to execute a Declaration, substantially in the form

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                                      -2-                                  FINAL

attached hereto and incorporated herein as Exhibit B, to confirm the Commencement Date, the Term and the other matters listed thereon. Failure to execute said Declaration shall not affect the commencement or expiration of the Term.

                  3. ANNUAL BASE RENT.

                     A. Tenant shall pay to Landlord, at such place or to such agent as Landlord may from time to time designate in writing, by good check or other good funds approved by Landlord from time to time, as a minimum annual rent for the Premises for each Lease Year, one hundred fifty thousand dollars ($150,000) (the "Annual Base Rent"), provided however if the first Lease Year exceeds twelve (12) calendar months, then Annual Base Rent for such Lease Year shall be increased on a proportionate basis. The Annual Base Rent shall be payable in equal monthly installments ("Monthly Base Rent") of twelve thousand five hundred dollars ($12,500). All installments of Monthly Base Rent shall be payable monthly in advance, without previous notice or demand therefor, with the first monthly installment of Annual Base Rent due and payable upon the execution hereof and each subsequent monthly installment to be due and payable on the first day of each and every month following the Commencement Date during the Term. If the Commencement Date is a date other than the first day of a month, rent for the period commencing with and including the Commencement Date and ending on and including the day prior to the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the Monthly Base Rent per day and shall be due and payable on the Commencement Date.

                     B. As of January 1, 2000, the amount of the Annual Base Rent and Monthly Base Rent shall be adjusted on a pro rata basis to reflect the reduction in square footage of the Premises at that time. All other provisions of Section 3(A) above shall remain in full force and effect.

                  4. RIGHT TO TERMINATE. Tenant shall have the right to terminate this Lease at any time during the Term by providing to Landlord a written notice of termination of the Lease, which notice shall set forth the date on which the Lease shall terminate (the "Tenant Termination Date"). The Tenant Termination Date shall be no earlier than six (6) months after the date Tenant delivers to Landlord such notice of termination. Upon such termination, the Lease and the liabilities and obligations of the parties shall terminate as of the Tenant Termination Date and the Monthly Base Rent and Additional Rent will be apportioned as of the Tenant Termination Date.

                  5. USE OF PREMISES.

                     A. The Premises shall be used and occupied by Tenant for any purpose permitted by law, including without limitation for the purpose of general offices and/or telecommunication services and activities which are incidental thereto (but all subject to the restrictions described in the Solebury Township Zoning Hearing Board

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                                      -3-                                  FINAL


Application of William Terry Doan dated September 17, 1984) and for no other purpose whatsoever. The Premises shall not be used for any illegal purpose or in violation of any regulation of any governmental body or the regulations or directives of Landlord's insurance carriers, or in any manner to unreasonably interfere with the quiet enjoyment of any other tenant of the Building. Tenant will not conduct or permit to be conducted any activity, or place any equipment in or about the Premises, which will in any way increase the rate (above the rate as of the date of this Lease) or cause the cancellation of fire insurance or other insurance on the Building. Tenant shall, at its expense, procure all governmental licenses and permits required for the conduct of Tenant's business in the Premises and shall at all times comply with the requirements of each such license or permit.

                     B. Tenant agrees to maintain the Premises, the leasehold improvements, Alterations and any electrical, heating, ventilating, air conditioning, plumbing, mechanical or other equipment which serve exclusively the Premises ("Equipment") in good order, repair and condition during the Term at its sole cost and expense, and will, at the expiration or other termination of the Term, surrender and deliver the same and all keys, locks and other fixtures connected therewith (except only Tenant's Personal Property) in like good order, repair and condition, as the same is now or shall be at the Commencement Date, except as repaired, rebuilt, restored, altered or added to pursuant to this Lease, and except for ordinary wear and tear, casualty and condemnation. Landlord shall have no obligation to Tenant to make any repairs in or to the Premises, the leasehold improvements or Alterations, including without limitation any Equipment, but Landlord shall be obligated to maintain and make all repairs or replacements to the structure of the base building, the roof and any electrical, heating, ventilating, air conditioning, plumbing, mechanical or other equipment which do not serve exclusively the Premises.

                     C. Tenant will, at its own cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon it by the ordinances, laws, rules, orders and/or regulations of the United States of America, the Commonwealth of Pennsylvania, Bucks County or other governmental entities, whether required of Landlord or otherwise, relating directly to the Premises or the conduct of Tenant's business therein, including without limitation the Americans With Disabilities Act ("ADA"). Notwithstanding the foregoing, in the event construction by the Landlord of leasehold improvements to the Premises creates a requirement (pursuant to this Lease or applicable law) that Tenant make certain alterations to the Premises in order to comply with the ADA ("ADA Alterations"), then, at Landlord's option, exercised by notice from Landlord to Tenant (which notice shall include a description of the ADA Alterations and an estimated cost thereof), (1) Landlord may elect, at its expense, to install such ADA Alterations, in which event Landlord shall do so with due diligence or (2) if Landlord notifies Tenant that Landlord does not elect to pursue the foregoing option, then Tenant shall have the right to terminate this Lease on a date which is on or before sixty (60) days after Tenant's receipt of Landlord's notice, which right to terminate shall be exercised by


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                                      -4-                                  FINAL

sending notice to Landlord of such election to terminate the Lease within thirty
(30) days after Tenant's receipt of Landlord's notice; provided, however, time being of the essence, if Tenant does not so terminate the Lease, then Tenant shall be deemed to have agreed, at Tenant's expense, to install such ADA Alterations and shall do so with due diligence in accordance with the terms of this Lease.

                     D. Tenant shall not place a load upon any floor of the Premises exceeding the load per square foot which the applicable floor of the Premises can accommodate without Landlord's prior written consent. Business machines, mechanical equipment and materials belonging to Tenant which cause vibration, noise, cold, heat or fumes that may be transmitted to the Building or to any other leased space therein to such a degree as to be unreasonably objectionable to Landlord or to any other tenant in the Building shall be placed, maintained, isolated, stored and/or vented by Tenant at its sole expense so as to absorb and prevent such vibration, noise, cold, heat or fumes.

                     E. Any and all damage or injury to the Premises (including, but not limited to, the leasehold improvements and Alterations), the Building or the Land caused by the Tenant, or by any employee, agent, contractor, assignee, subtenant, invitee or customer of Tenant shall be promptly reported to Landlord and repaired by Tenant at Tenant's sole cost to the extent the same is not covered by insurance; provided, however, that Landlord shall have the option of repairing any such damage, in which case Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord in respect thereof as Additional Rent within fifteen (15) days after Tenant receives Landlord's notice of such costs.

                     F. Tenant agrees not to permit any offending odors, exhaust fumes or noises to emanate outside the Premises. In the event such odors, exhaust fumes or noises do so emanate, Landlord may take reasonable action to prevent such emanation of odors, exhaust fumes or noises after five (5) days' prior written notice to Tenant thereof, during which time Tenant does not cure the same, and Tenant shall be liable for any expenses incurred by Landlord for preventing the emanating odors, exhaust fumes or noises, as Additional Rent. Landlord's prevention of such emanation of odors, exhaust fumes or noises shall not operate to cure such default or to estop Landlord from pursuing any of the remedies to which Landlord would otherwise be entitled.

                     G. Tenant shall not use or permit the use of any apparatus or instrument for sound production, reproduction or transmission in such manner that the sounds so produced, reproduced or transmitted shall be materially audible beyond the interior of the Premises, nor shall Tenant utilize any advertising mechanism within the Building that can be seen, heard or experienced outside of the Premises, nor display, paint, distribute or cause to be displayed, painted or distributed any handbill, bumper sticker or other advertising device in any part of the common areas or the Building, including immediately adjacent public streets and alleys. In no event shall Tenant conduct or permit any activity that constitutes a nuisance.

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                                      -5-                                  FINAL

                     H. Tenant shall not load or permit the loading or unloading of merchandise, supplies or other property nor ship or receive outside the shipping and unloading doors and areas which exist as of the date of this Lease, nor permit the parking or standing outside of said area of trucks, trailers, or other vehicles or equipment engaged in such loading or unloading in a manner to interfere with the use of any area of the Building, the common areas or any streets.

                     I. Tenant shall not burn trash or store or permit accumulations of any trash, garbage, rubbish or other refuse inside or outside of the Premises except in compactors or other receptacles approved by Landlord. Tenant shall dispose of all waste in accordance with (i) industry standards for the various types of waste generated by Tenant's business and (ii) all reasonable rules and regulations adopted by Landlord.

                  6. ALTERATIONS BY TENANT.

                     A. Tenant will not make or permit any improvements, additions, alterations, fixed decorations, substitutions, replacements or modifications, structural or otherwise, to the Premises or to the Building ("Alterations") without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed by Landlord.

                     B. Alterations shall be made at Tenant's sole expense. Tenant shall obtain any necessary permits and furnish copies of the permits to Landlord prior to commencement of any such work. All Alterations must conform to all governmental rules and regulations (including without limitation building codes and the Americans With Disabilities Act), insurance requirements and the provisions of this Lease. If any mechanic's or materialman's lien is filed against the Premises, the Building or the Land for work done or materials furnished to Tenant, or claimed to have been done for or furnished to Tenant, the lien shall be released and discharged by Tenant within ten (10) days thereafter, solely at Tenant's expense, by paying off or bonding the lien.

                  7. TENANT'S PERSONAL PROPERTY. "Tenant's Personal Property" shall mean all equipment, machinery, furniture, furnishings and other personal property now or hereafter installed or placed in or on the Premises by and at the sole expense of Tenant that can be removed without damage to the Premises or the Building. Tenant shall remove all of Tenant's Personal Property from the Premises at the expiration or termination of the Term of this Lease and shall repair any damage to the Premises or the Building caused by the removal of such Personal Property. If any taxes on Tenant's Personal Property are levied against Landlord, or if the assessed value of the Land or the Building is increased by the inclusion of a value placed on Tenant's Personal Property, the leasehold improvements or any Alterations, and if Landlord pays the taxes based on any of these items, Tenant, on demand, shall immediately reimburse Landlord therefor as Additional Rent.


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                                      -6-                                  FINAL

                  8. UTILITIES, TAXES AND SERVICES.

                     A. Tenant covenants and agrees that it will furnish on a schedule reasonably determined by Landlord all maintenance and repairs for all common areas of the Building and the Land, which shall include, without limitation, general upkeep, maintenance, snow removal, lawn mowing, landscaping and parking lot maintenance. Landlord agrees to provide water, sewer, electricity and heat (collectively, the "Utilities") to the Premises in reasonably adequate quantities. Landlord shall pay any real estate taxes on or prior to the due date thereof.

                     B. Tenant shall be responsible for the costs of all Utilities for the Building and the Land. Except as specifically set forth herein to the contrary, the costs of all maintenance and repairs to the Building and the Land (including without limitation with respect to the common areas and the parking lot), the cost of Landlord's insurance required by this Lease and any real estate taxes shall be divided between the parties, with Tenant responsible for eighty percent (80%) of all such costs and Landlord responsible for twenty percent (20%) of all such costs and taxes.

                     C. Landlord shall exercise reasonable diligence to remedy any interruption, curtailment, stoppage or suspension of any service or system. If any public utility or governmental body shall require Landlord or Tenant to restrict the consumption of any utility or reduce any service to the Premises or the Building, Landlord and Tenant shall comply with such requirements, whether or not the utilities and services referred to in this section are thereby reduced or otherwise affected, without any abatement or reduction of the Monthly Base Rent, Additional Rent or other sums payable by Tenant hereunder.

                     D. Tenant shall comply, at its expense, with all orders, requirements and conditions now or hereafter imposed by any ordinances, laws, orders and/or regulations of any governmental body having jurisdiction over the Premises or the Building, whether required of Landlord or otherwise, regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash.

                     E. Tenant will furnish a tractor with mowing and snow blowing attachments and an operator for use by Landlord in the New Hope area (without cost to Landlord) for up to 40 hours per year.

                  9. SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on the windows or exterior walls of the Premises or on any public area of the Building or the Land without the consent of Landlord, and then only in such places, numbers, sizes, colors and styles as are approved by Landlord in his reasonable discretion and which conform to all applicable laws and ordinances. Landlord agrees that Tenant, who is an affiliate of the prior owner of the Premises and transferring ownership to Landlord in conjunction with this Lease, may maintain the signage that Tenant currently has in place on the Premises. Any additional permitted signs shall be installed and

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                                      -7-                                  FINAL

maintained by Landlord, at Tenant's expense. Notwithstanding the foregoing, Landlord hereby provides Tenant with a license for the electrified sign by the road adjacent to the Building which sets forth Tel-Save.com, Inc.'s name ("Road Sign").


                 10. ASSIGNMENT AND SUBLETTING.

                     A. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed by Landlord, (a) assign or otherwise transfer this Lease or any of its rights hereunder, (b) sublet the Premises or any part thereof, or permit the use of the Premises or any part thereof by any persons other than Tenant or its employees, agent and invitees, or (c) permit the assignment or other transfer of this Lease or any of Tenant's rights hereunder by operation of law. Tenant shall furnish Landlord with such information about any proposed assignee or subtenant, its business and its financial condition as Landlord may reasonably request. The consent by Landlord to any assignment, transfer, or subletting to any person or entity shall not be construed as a waiver or release of Tenant from any provision of this Lease, unless expressly agreed to in writing by Landlord (it being understood that Tenant shall remain primarily liable as a principal and not as a guarantor or surety). No consent by Landlord to any such assignment, transfer or subletting in any one instance shall constitute a waiver of the necessity for such consent in a subsequent instance. In no event shall any consent by Landlord be construed to permit reassignment or resubletting by a permitted assignee or sublessee.

                     B. In the event that Tenant assigns or sublets all or any portion of the remises, Tenant shall be entitled to receive any amount paid as Monthly Base Rent and Additional Rent paid by its subtenant and shall be liable to Landlord only for the amounts due to Landlord under this Lease.

                     C. Any assignment or subletting not in conformance with the terms of this Lease shall be void. Tenant shall not collaterally assign, mortgage, pledge, hypothecate or otherwise encumber this Lease or any of Tenant's rights hereunder without the prior written consent of Landlord, which consent Landlord may withhold in its reasonable discretion.

                 11. INSURANCE.

                     A. Tenant shall carry and keep in full force and effect from and after the date hereof and at all times during the Term broad-form commercial general liability insurance with limits of at least Three Million Dollars ($3,000,000.00) for each occurrence. Landlord shall also maintain a broad-form general liability policy in a comparable amount.

                     B. Tenant shall carry an all-risk insurance policy covering
all  of  Tenant's  Personal  Property,   the  leasehold   improvements  and  the
Alterations in the


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                                      -8-                                  FINAL

Premises for not less than the full insurable value and replacement cost thereof without reduction for depreciation. Landlord shall carry an all-risk insurance policy covering all other parts of the Building and the Land for not less than the full insurable value and replacement cost thereof without reduction for depreciation.

                     C. All commercial general liability and property damage insurance policies and any other insurance policies carried by Tenant shall (i) be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania reasonably satisfactory to Landlord; (ii) designate, as additional insured, Landlord (with respect to liability insurance only); (iii) be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (iv) provide for thirty (30) days' prior written notice to Landlord of any cancellation or other expiration of such policy; and (v) contain contractual liability coverage insuring performance by Tenant of the indemnity provisions of this Lease. Tenant shall deliver to Landlord either a copy of each such policy of insurance or a certificate evidencing the coverages required hereunder prior to occupancy. Renewal certificates shall be provided by Tenant on an annual basis. Neither the issuance of any insurance policy required hereunder nor the minimum limits specified herein with respect to Tenant's insurance coverage shall be deemed to limit or restrict in any way Tenant's liability under this Lease.

                     D. Each party hereby waives any and every right or cause of action for any and all loss of, or damage to, any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom said other party may be responsible), which loss or damage is or would have been covered by valid and collectible fire, extended coverage, "All Risk" or similar policies, maintained by such party or required to be maintained by such party under this Lease, to the extent that such loss or damage is or could have been recovered under said insurance policies. Written notice of the terms of said mutual waivers shall be given to each insurance carrier and said insurance policies shall be properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.


                  12. DAMAGE OR DESTRUCTION. If the Premises or any part thereof shall be damaged by fire or any other cause, Tenant shall give prompt notice thereof to Landlord. If, in the judgment of Landlord's architect, restoration of the Premises within a period of six (6) months from the date of the damage is possible, Landlord shall restore the Premises to the extent of leasehold improvements, and Tenant shall make such insurance proceeds available to Landlord in accordance with Tenant's insurance obligations set forth in Section
11. In addition, Tenant shall repair and restore, at Tenant's sole expense, all Alterations in the Premises. If the Premises are unusable, in whole or in part, during such restoration, the Monthly Base Rent and Additional Rent hereunder shall be proportionately abated to the extent and for the period that the Premises are unusable. If such damage or destruction shall result from the fault of Tenant, its agents, servants or subtenants, Tenant shall not be entitled to any abatement of Monthly Base Rent or Additional Rent. If restoration is not possible, in the judgment of Landlord's architect, within the aforesaid six (6) month period,


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                                      -9-                                  FINAL

Landlord shall so notify Tenant, and Landlord and Tenant shall each have the right to terminate this Lease by giving written notice thereof to the other party within sixty (60) days after the occurrence of such damage, in which event this Lease and the tenancy hereunder shall terminate as of the date of such damage or destruction and the Monthly Base Rent and Additional Rent will be apportioned as of the date of such damage or destruction. If neither party exercises its right of termination, the Premises shall be restored as provided above.

                 13. CONDEMNATION. If the Premises or any part thereof shall be taken or threatened to be taken by any governmental or quasi-governmental authority pursuant to the power of eminent domain, or by deed in lieu thereof, Tenant agrees to make no claim for compensation in the proceedings, and hereby assigns to Landlord any rights which Tenant may have to any portion of any award made as a result of any such taking. This Lease shall terminate as to the portion of the Premises actually taken by the condemning authority as of the date when title vests in such governmental or quasi-governmental authority, and Monthly Base Rent and Additional Rent shall be ratably reduced as of such date. The foregoing notwithstanding, as long as Landlord's award is not thereby reduced, Tenant shall be entitled to claim, prove and receive in the condemnation proceedings, such awards as may be allowed for its relocation expenses and for Tenant's Personal Property, but only if such awards shall be made by the condemning authority in addition to, and stated separately from, the award made by it for the Land and the Building or part thereof so taken. In no event shall Tenant be entitled to any award for the unexpired portion of the Term. If the nature, location or extent of any proposed condemnation affecting the Building or the Land is such that Landlord elects to demolish all or a portion of the Building, then Landlord may terminate this Lease by giving at least sixty (60) days written notice of termination to Tenant at any time after such condemnation. This Lease shall terminate on the date specified in such notice, and Monthly Base Rent and Additional Rent shall be adjusted to such date.

                 14. DEFAULT.

                     A.  Any  of  the  following   occurrences   or  acts  shall
constitute an event of default ("Event of Default") under this Lease:

                           (i) If  Tenant  shall  fail to pay any  Monthly  Base
                  Rent, any Additional Rent or any other sums under this Lease within five (5) days after written notice thereof that the same is due and payable.

                           (ii) If Tenant  shall fail to observe or perform  any
                  of the covenants, conditions and agreements of this Lease and such failure shall continue for a period of thirty (30) days after notice to Tenant of such failure; provided, however, that if such failure is not reasonably capable of being cured within such thirty (30) day period, then the period in which Tenant may cure such failure shall be extended to a total of up to one

                                      -10-                                 FINAL

                  hundred twenty (120) days, provided Tenant promptly commences and diligently pursues the cure of such failure.

                           (iii) If Tenant shall (i) make an assignment  for the
                  benefit of creditors, (ii) acquiesce in a petition in any court in any bankruptcy, reorganization, composition, extension or insolvency proceedings, (iii) seek, consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant and of all or any part of Tenant's property, (iv) file a petition seeking an order for relief under the Bankruptcy Code, as now or hereafter amended or supplemented, or by filing any petition under any other present or future federal, state or other statute or law for the same or similar relief, or (v) fail to win the dismissal, discontinuation or vacating of any involuntary bankruptcy proceeding within thirty (30) days after such proceeding is initiated.

                     B. If an Event of Default shall have occurred and be continuing with regard to the making of any payment or the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and the making of such payment or the doing of such act by Landlord shall not operate to cure such Event of Default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. Any installment of Monthly Base Rent or Additional Rent remaining unpaid for five (5) days after written notice thereof that the same is due shall be subject to a late charge equal to five percent (5%) of such installment. Any installment of Monthly Base Rent or Additional Rent not paid within five (5) days after written notice thereof that the same is due and any payments made by Landlord on Tenant's behalf shall bear interest until paid at the rate that is two (2) percentage points above the prime rate published or announced from time to time by a federally-insured financial institution selected by Landlord (but in no event greater than the highest non-usurious rate permitted under the laws of the Commonwealth of Pennsylvania), and such interest shall constitute Additional Rent hereunder due and payable with the next installment of Monthly Base Rent.

                     C. If an Event of Default shall have occurred, Landlord, at its option, may terminate this Lease by written notice to Tenant, whereupon this Lease shall end and all rights of Tenant hereunder shall expire and terminate and everything herein required on the part of Landlord to be done and performed shall cease, but Tenant shall remain liable as provided by law.

                     D. Tenant hereby consents to the exercise of personal jurisdiction over it by any federal court with jurisdiction over cases arising or local court located in the Commonwealth of Pennsylvania.

                 15. RULES AND REGULATIONS. Tenant shall at all times comply with the rules and regulations set forth in Exhibit C attached hereto and incorporated herein, and

                                      -11-                                 FINAL

with any reasonable additions thereto and modifications thereof adopted from time to time by Landlord of which Tenant has been given five (5) days written notice, and each such rule or regulation shall be deemed to be a covenant of this Lease to be performed and observed by Tenant.

                 16. ESTOPPEL CERTIFICATES. Tenant shall, without charge, at any time and from time to time, within ten (10) days of request therefor by Landlord, execute, acknowledge and deliver a written estoppel certificate certifying, as of the date of such estoppel certificate, the following: (a) whether or not this Lease is unmodified and in full force and effect (or if there has been a modification, that the Lease is in full force and effect as modified and setting forth such modifications); (b) whether or not the Term has commenced and the full rental is now accruing; (c) the amounts of Monthly Base Rent and Additional Rent currently due and payable by Tenant; (d) that no Monthly Base Rent has been paid more than thirty (30) days in advance of its due date; (e) whether or not Tenant has accepted possession of the Premises and is currently operating its business therein; (f) that Tenant has no knowledge of any then uncured defaults by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (g) the address to which notices to Tenant should be sent; and (h) any other information reasonably requested by Landlord.

                 17. HOLD-OVER. If Tenant shall not immediately surrender the Premises on the day after the end of the Term, then Tenant shall, by virtue of this Lease, become a tenant at sufferance at a monthly rental equal to the Monthly Base Rent and any Additional Rent due under the terms of this Lease, commencing said monthly tenancy with the first day next after the end of the Term. Tenant, as a tenant at sufferance, shall be subject to all of the conditions and covenants of this Lease (including payment of Additional Rent) as though the tenancy had originally been a monthly tenancy. During the holdover period, each party hereto shall give to the other at least thirty (30) days written notice to quit the Premises, except in the event of nonpayment of Monthly Base Rent or of Additional Rent when due, or of the breach of any other covenant by Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being expressly waived. Notwithstanding the foregoing, if Landlord shall desire to regain possession of the Premises promptly at the expiration of the Term or any extension thereof, Landlord may re-enter and take possession of the Premises by any legal action or process in force in the Commonwealth of Pennsylvania, and Landlord shall have the right to recover direct or indirect damages suffered by Landlord as a result of Tenant's failure to vacate upon such expiration.

                 18. RIGHTS RESERVED BY LANDLORD.

                     A. Landlord, its affiliate or Daniel Borislow may use the remainder of the first floor of the Building, other than the Premises and common areas, for its or his business purposes, with the understanding that such space shall not be physically separated from the Premises.

                                      -12-                                 FINAL

                     B. Provided Landlord does not unreasonably interfere with the operation of Tenant's business, Landlord may enter the Premises, upon reasonable advance notice to Tenant, to exhibit the same to prospective purchasers, mortgagees or tenants, to inspect the Premises to verify that Tenant is complying with all its obligations hereunder, to make repairs, alterations or improvements to the Premises or to other space in or on the Building, to install or service Building systems, to perform maintenance services, and to post such notices as Landlord may reasonably desire in order to protect its rights. Landlord and its representatives shall have the authority to take such materials and equipment onto the Premises as may be necessary for accomplishing the purposes set forth in this section. In the event of an emergency, Landlord shall have access to the Premises at any time without notice.

                 19. MISCELLANEOUS.

                     A. Landlord may freely sell, assign or otherwise transfer all or any portion of its interest under this Lease or in the Premises or the Building or the Land, and in the event of any such transfer and assumption of the Landlord's obligations under this Lease, the party originally executing this Lease as Landlord, and any successor or affiliate of such party, shall be relieved of any and all of its obligations under this Lease from and after the date of such transfer. Tenant shall thereafter be bound to the transferee with the same effect as though the latter had been the original Landlord hereunder, provided that the transferee assumes and agrees to carry out all the obligations of Landlord hereunder.

                     B. All notices required or desired to be given by either party to the other shall be personally delivered or sent by recognized overnight courier or by certified mail, return receipt requested, postage prepaid, and shall be effective upon actual receipt as verified by written acknowledgement of delivery in the case of personal or overnight delivery and by the return receipt in the case of certified mail. All notices to the respective parties shall be addressed and sent as follows:

If to Landlord:                         At the Building
                                        Attention: Daniel Borislow

If to Tenant:                           At the Premises
                                        Attn:  Legal Dept.

                  and a copy to:        Arnold & Porter
                                        777 South Figueroa Street
                                        44th Floor
                                        Los Angeles, CA 90017-2513
                                        Attention:  Ted Johnsen, Esq.

                                      -13-                                 FINAL

Either party may, by like written notice, designate a new address or recipient to which such notices shall be directed.

                     C. All rights and remedies given herein and/or by law or in equity to Landlord are separate, distinct and cumulative, and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any of the others. No failure of Landlord to exercise any power given Landlord hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Receipt by Landlord of any Monthly Base Rent, Additional Rent or other sums payable hereunder with knowledge of the breach of any provision hereof, or acceptance by Landlord of partial payments or partial performance, shall not constitute a waiver of any such breach. No waiver by Landlord of any provision hereof shall be deemed to have been made unless made in writing, and a waiver so given on one occasion shall not be deemed a waiver on any subsequent occasion.

                     D. LANDLORD AND TENANT HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE OR TENANT'S USE OR OCCUPANCY OF THE PREMISES. THIS WAIVER OF RIGHT TO JURY TRIAL IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE FOREGOING PARTIES.

                     E. The submission of an unsigned copy of this Lease does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord and Tenant and approval thereof by any current mortgagee of the Land and the Building and any other owner, investor or lender of Landlord having the right to approve this Lease.

                     F. All of the covenants, agreements, terms, conditions, provisions and undertakings in this Lease shall inure to the benefit of, and shall extend to and be binding upon, the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, subject to the restrictions contained in this Lease with respect to assignment and subletting.

                     G. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

                                      -14-                                 FINAL


                     H. Time is of the essence of this Lease. Neither this Lease nor a memorandum thereof shall be recorded. This Lease shall be construed under the laws of the Commonwealth of Pennsylvania.

                     I. Landlord and Tenant each represent that they had no dealings with any real estate broker, finder or other person, with respect to this Lease in any manner. Tenant agrees to indemnify and hold harmless Landlord against and from any claim or demand for any brokerage commission or other fees, and all costs, claims, expenses and liabilities in connection therewith (including, without limitation, attorneys' fees, disbursements and actual costs), arising out of any purported or actual dealings by Tenant and any broker.

                     J. Any sum owed or reimbursable by Tenant to Landlord under this Lease (excluding Monthly Base Rent) shall be considered "Additional Rent" payable, without diminution, set-off or deduction. Except as otherwise provided in this Lease, all payments of Additional Rent shall be paid no later than thirty (30) days after the date Landlord notifies Tenant of the amount thereof.

                     K. In the event suit shall be brought by either party hereto against the other to enforce any of the provisions of this Lease, the prevailing party in any such action shall be entitled to recover from the other party all of its expenses incurred in connection with such action, including reasonable attorneys' fees, disbursements and actual costs.

                     L. This Lease is being executed in conjunction with an Agreement of Purchase and Sale of Real Property dated as of the ___ of January, 1999, under which Tenant conveys to Landlord real property that includes the Premises that are the subject of this Lease. The effectiveness of this Lease is conditioned upon the execution, delivery and effectiveness of and closing pursuant to the Agreement of Purchase and Sale of Real Property. Other than the Agreement of Purchase and Sale of Real Property, this Lease, including the exhibits hereto, is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can only be modified by a writing signed by all of the parties hereto or their duly authorized agents.

                     M. Landlord and Tenant shall share the use of the outdoor parking lot adjacent to the building, based on each of their proportionate occupancy of the Building.

                                      -15-                                 FINAL

                     N. In the event Landlord does not fulfill its obligations under this Lease, then Tenant may, but shall not be required to, take such actions so as to satisfy such obligations, and the satisfaction of such obligations by Tenant shall not operate to cure such default or to estop Tenant from the pursuit of any remedy to which Tenant would otherwise be entitled.
Landlord shall, upon demand, repay Tenant such funds expended, plus interest thereon at two (2) percentage points above the prime rate published or announced from time to time by a federally-insured financial institution selected by Tenant (but in no event greater than the highest non-usurious rate permitted under the laws of the Commonwealth of Pennsylvania). In the event Landlord does not repay Tenant such funds and interest within ten (10) days of demand therefor, Tenant shall have the right to offset such funds and interest against rent due hereunder.

                      [Signatures follow on the next page]

                                      -16-                                 FINAL


                  IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

WITNESS:                            LANDLORD:

                                    JIMLEW CAPITAL, LLC,
                                    a Delaware limited liability company



____________________                By:  _____________________[SEAL]
                                         Name
                                         Title


WITNESS:                            TENANT:

                                    TEL-SAVE.COM, INC.,
                                    a Delaware corporation


____________________                By:  _____________________[SEAL]
                                         Name
                                         Title

                                                                           FINAL

                                    EXHIBITS

                           Exhibit A:   Legal Description of the Land

                           Exhibit B:   Declaration

                           Exhibit C:   Rules and Regulations

                                                                           FINAL

                                    EXHIBIT A


                          LEGAL DESCRIPTION OF THE LAND


ALL THAT CERTAIN parcel of land, Situate in the Township of Solebury, County of Bucks and Commonwealth of Pennsylvania, bounded and described according to Plan of Survey made for Magill Brothers, by George Rice, Registered Surveyor of Solebury, Pennsylvania, dated December 31, 1974, and revised December 19, 1977, as follows:

BEGINNING at a point on the Westerly side of L.R. 1086 Spur, said point being a corner in line of lands now or late of J.D. Materials Co., Inc., on the Solebury Township - New Hope Borough line; thence along said lands now or late of J.D. Materials Co., Inc., on the Solebury Township - New Hope Borough line, South eighty-one degrees thirty minutes thirty-eight seconds West, three hundred ninety-three and twenty-one one-hundredths feet to a point, a corner in line of lands of The Delaware River Joint Toll Bridge Commission; thence along said lands of The Delaware River Joint Toll Bridge Commission, the four following courses and distances: (1) North seventeen degrees sixteen minutes eleven seconds West, four hundred seventy-seven and fifty one-hundredths feet to a point, a corner; thence (2) North thirty-nine degrees two minutes twenty-five seconds East, ninety and fourteen one-hundredths feet to a point, a corner (3) North seventeen degrees sixteen minutes eleven seconds West fifty and no one-hundredths feet to a point, a corner; and (4) North fifty-one degrees thirty-three minutes ten seconds West, two hundred twenty-one and ninety-three one hundredths feet to a point, a corner of lands now or late of Bernard and Betty J. Rozansky; thence along said lands now or late of Bernard and Betty J. Rozansky, North eighty-two degrees twenty minutes nineteen seconds East, eight hundred sixty-two and thirty-three one-hundredths feet to a point, a corner on the Westerly side of the aforesaid L.R. 1086 Spur; thence along the said Westerly side of L.R. 1086 Spur; along a curve to the left, having a radius of one thousand, two hundred five and ninety-two one-hundredths feet, for the arc length of forty and four one-hundredths feet, to a point of tangency, thence still along the same, South thirteen degrees, thirty-nine minutes thirty-nine seconds West, six hundred fifty-four and ten one-hundredths feet to a point of curvature; thence along a curve to the right, having a radius of one-thousand, eighty-five and ninety-two one-hundredths feet, for the arc length of ninety-eight and eighty-one one-hundredths feet, to the point and place of beginning.

CONTAINING 10.06 ACRES OF LAND

COUNTY TAX PARCEL NO.:  41-28-67

BEING THE SAME PREMISES which The Fidelity Bank, Beverley W. Magill and Frederick B. Williamson, III, trustees for Marital Trust under the Will of Winfield A. Magill, deceased and Thomas H. Magill and Joyce W. Magill, husband and wife by Deed dated October 9, 1984, and recorded October 31, 1984, in Land Record Book 2582 Page

                                                                           FINAL

653, Bucks County records, granted and conveyed unto Omni Contractors a Pennsylvania General Partnership, in fee.

TOGETHER with all and singular the buildings and improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in anywise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of the said grantor, as well at law as in equity, of, in and to the same.

                                                                           FINAL

                                    EXHIBIT B


                                   DECLARATION


                  Attached to and made part of the Lease dated the ___ day of January, 1999, entered into by and between JIMLEW CAPITAL, LLC, a Delaware limited liability company, as Landlord, and TEL-SAVE.COM, INC., a Delaware corporation, as Tenant.

                  Landlord and Tenant do hereby declare that (a) the Commencement Date is hereby established to be _________________________, 199__ and (b) the Term of the Lease shall terminate on _______________________, 200__ unless terminated earlier as provided therein. The Lease is in full force and effect as of the date hereof, Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to such date, and Tenant has no right of set-off against any rentals as of the date hereof.

WITNESS:                            LANDLORD:

                                    JIMLEW CAPITAL, LLC,
                                    a Delaware limited liability company


____________________                _____________________ [SEAL]
                                    Name
                                    Title


WITNESS:                            TENANT:

                                    TEL-SAVE.COM, INC.,
                                    a Delaware corporation


____________________         By:    _____________________[SEAL]
                                    Name
                                    Title



DATED:  ____________________, 199__.

                                                                           FINAL

                                    EXHIBIT C


                              RULES AND REGULATIONS

              The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building.

              Subject to the terms of the Lease, Landlord reserves the right to rescind, amend, alter or waive any of the following rules and regulations at any time when, in its sole judgment, it deems it necessary, desirable or proper for the best interests of the Building and for the best interests of the tenants.

              1. The common areas in the Building shall not be obstructed by any tenant or used for any purpose other than ingress and egress to and from the tenant's demised premises. Landlord shall have the right to control and operate the common areas, and the facilities furnished for the common use of the tenants in such manner as Landlord, in its sole discretion, deems best for the benefit of the tenants generally. No tenant shall permit the visit to its demised premises of persons in such number or under such conditions as to interfere with the use and enjoyment by other tenants of the common areas. No tenant shall place any mats, trash or other objects in the common areas.

              2. No awnings or other projections shall be attached to the outside walls of the Building. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's demised premises, without Landlord's consent. The Landlord hereby consents to any drapes, blinds, shades or screens in the Premises as of the date of this Lease.

              3. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown or placed therein.

              4. There shall be no marking, painting, drilling into or other form of defacing or damage of any part of the shell or core of the Building.

              5. No bicycles, vehicles or animals, birds or pets of any kind (other than seeing-eye dogs assisting disabled persons) shall be brought into or kept in or about a tenant's demised premises. No cooking shall be done or permitted by any tenant on its demised premises, except that, with Landlord's prior written approval, a tenant may install and operate for the convenience of its employees a lounge or coffee room with stove, sink, refrigerator, microwave oven and/or coffee makers. No tenant shall cause or permit any unusual or objectionable odors to originate from its demised premises. Each tenant shall be

                                                                           FINAL

obligated to maintain sanitary conditions in any area approved by the Landlord for food and beverage preparation and consumption.

              6. Except as permitted by this Lease, no space in or about the building shall be used by any tenant for the manufacture of merchandise, goods or property of any kind nor, in the case of non-retail tenants, for the storage or sale or auction of the same.

              7. No flammable, combustible, explosive, hazardous or toxic fluid, chemical or substance or firearms shall be brought into or generated or kept upon a tenant's demised premises, except for those fluids, chemicals or substances which are used in Tenant's business pursuant to the permitted uses of the Lease so long as such fluids, chemicals and substances are stored, used and disposed of in accordance with all applicable laws.

              8. Landlord reserves the right to exclude from the Building at all times, any person who is not known or does not properly identify himself to the Landlord or its agents. Each tenant shall be responsible for all persons for whom it authorizes entry into the Building, and shall be liable to Landlord for all acts of such persons.

              9. Canvassing,  soliciting  and   peddling  in  the  Building  are
prohibited and each tenant shall cooperate to prevent the same.

             10. No space leased to any tenant shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

             11. Employees of Landlord other than those expressly authorized are prohibited from receiving any packages or other articles delivered to the Building for any tenant and, should any such employee receive any such package or article, he or she in so doing shall be the agent of such tenant and not Landlord.

             12. Tenant shall not affix any floor covering to any floor of the demised premises or Building with adhesive or glue of any kind without obtaining Landlord's prior written consent.